UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOUTHPORT ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communication was disseminated to holders of public warrants of Southport Acquisition Corporation beginning on August 18, 2025.

**** IMPORTANT REMINDER TO VOTE YOUR WARRANTS ****

Dear Southport Warrantholder:

We recently made proxy materials available to you relating to proposals to be voted on at Southport Acquisition Corporation (SAC)’s 2025 Special Meeting of Warrantholders, which is scheduled to be held on August 25, 2025.

You are receiving this reminder because your votes were not yet processed at the time that this letter was mailed.

Please note, “IF THE WARRANT AMENDMENT PROPOSAL IS APPROVED AND THE BUSINESS COMBINATION IS CONSUMMATED, EACH OF YOUR SAC PUBLIC WARRANTS WILL AUTOMATICALLY CONVERT INTO 0.1 NEWLY ISSUED SHARE

OF SAC CLASS A COMMON STOCK, WITH ANY FRACTIONAL ENTITLEMENT

BEING ROUNDED DOWN, UPON THE CLOSING OF THE BUSINESS COMBINATION, WHETHER OR NOT YOU VOTED TO APPROVE THE WARRANT AMENDMENT PROPOSAL.”

It is VERY important that you vote your warrants as soon as possible to help get the warrant amendment proposal passed to facilitate the closing of SAC’s proposed business combination with Angel Studios. If SAC does not complete its initial business combination by September 30, 2025 or during any extension period, the SAC Public Warrants will expire worthless.

Your vote is very important. The fastest and easiest way to vote is by telephone or online. Instructions on how to vote your warrants by telephone or online are enclosed with this letter. Alternatively, you may sign and return the enclosed voting form in the envelope provided.

If you have questions or need help voting your warrants please call our proxy solicitation firm, Morrow Sodali LLC at 1-800-607-0088.

Thank you for taking the time to vote your warrants.

Sincerely,

Southport Acquisition Corporation

Additional Information and Where to Find It

In connection with the proposed transaction, Southport Acquisition Corporation (“Southport”) filed a registration statement on Form S-4 (File No. 333-283151) (as it may be amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which includes a definitive prospectus and joint proxy statement of Southport and Angel Studios, Inc. (“Angel Studios”), referred to as a joint proxy statement/prospectus. After the Registration Statement was declared effective on July 22, 2025, on or about August 4, 2025, the definitive joint proxy statement/prospectus and other relevant documents were mailed to stockholders and warrantholders of Southport as of the June 27, 2025, record date for the Special Meeting and the Warrantholders Meeting. Southport and Angel Studios will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Southport and Angel Studios (when available) through the website maintained by the SEC at http://www.sec.gov. The documents filed by Southport with the SEC also may be obtained free of charge upon written request to 268 Post Road, Suite 200, Fairfield, CT 06824. The documents filed by Angel Studios with the SEC also may be obtained free of charge on Angel Studios’ website at https://www.angel.com/legal/sec-filings or upon written request to 295 W Center Street, Provo, UT 84601.

Participants in Solicitation

Southport, Angel Studios and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Southport, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Southport’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025, under the headings “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Southport Common Stock by the directors and executive officers of Southport have changed from the amounts of Southport Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Angel Studios, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Angel Studios’ Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on March 28, 2025, under the headings “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Angel Studios common stock by the directors and executive officers of Angel Studios have changed from the amounts of Angel Studios common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Southport or Angel Studios using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Angel Studios and Southport. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the combined company’s securities, (ii) the risk that the proposed transaction may not be completed by Southport’s business combination deadline and the potential failure to obtain an extension of the business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Agreement and Plan of Merger, dated as of September 11, 2024, by and among Southport, Angel Studios and Sigma Merger Sub, Inc. (the “Merger Agreement”) by the stockholders of Southport and Angel Studios, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on Angel Studios’ business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Angel Studios or diverts management’s attention from Angel Studios’ ongoing business operations and potential difficulties in Angel Studios employee retention as a result of the announcement and consummation of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Angel Studios or against Southport related to the Merger Agreement or the proposed transaction, (ix) the ability to list the combined company’s securities on a national securities exchange in connection with the transaction, (x) the price of Southport’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Southport plans to operate or Angel Studios operates, variations in operating performance across competitors, changes in laws and regulations affecting Southport’s or Angel Studios’ business, and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (xiii) the evolution of the markets in which Angel Studios competes, (xiv) the costs related to the proposed transaction, (xv) Angel Studios’ expectations regarding its market opportunities, (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the war in the Middle East, and (xvii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Angel Studios operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Southport’s and Angel Studios’ annual reports on Form 10-K and Form 10, respectively, and quarterly reports on Form 10-Q, the Registration Statement on Form S-4, including those under “Risk Factors” therein, and other documents filed by Southport and Angel Studios from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Angel Studios and Southport assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Angel Studios nor Southport gives any assurance that either Angel Studios or Southport, or the combined company, will achieve its expectations.